UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 14, 2019
Date of Report (date of earliest event reported)

NIKE, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04321	08-7654321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE BOWERMAN DRIVE
BEAVERTON, OR 97005-6453
(Address of principal executive offices and zip code)

(503) 671-6453
Registrant's telephone number, including area code

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class B common stock	NKE	New York Stock Exchange
(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 14, 2019, the Board of Directors of NIKE, Inc. (the “Company”) appointed Thasunda Brown Duckett to serve as a Director of the Company.

Thasunda Brown Duckett, 46, is the Chief Executive Officer of Chase Consumer Banking at JPMorgan Chase & Co. (“JPMorgan Chase”).  Prior to her role as Chief Executive Officer of Chase Consumer Banking, Ms. Duckett served as the Chief Executive Officer of Chase Auto Finance from 2013 to 2016.  From 2004 to 2013, she held multiple management and consumer lending roles with JPMorgan Chase.  Prior to joining JPMorgan Chase, Ms. Duckett was Director of Emerging Markets at the Federal National Mortgage Association, or Fannie Mae. Ms. Duckett is chair of the Otis and Rosie Brown Foundation and a member of the Board of Directors of the Children’s Learning Center of Fairfax County.

There was no arrangement or understanding pursuant to which Ms. Duckett was elected as a director, and there are no related party transactions between the Company and Ms. Duckett. Ms. Duckett will serve on the Company’s Corporate Responsibility, Sustainability & Governance Committee.

Ms. Duckett will participate in the Company’s standard director compensation program as described in “Corporate Governance - Director Compensation for Fiscal 2019” in the Company’s proxy statement for its 2019 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on July 23, 2019). Pursuant to the standard director compensation program, on November 14, 2019, Ms. Duckett was granted a sign-on award of restricted shares of the Company’s Class B Common Stock valued at $175,000. The shares are subject to forfeiture in the event that Ms. Duckett’s service as a director of the Company terminates prior to the first anniversary of the grant.

The Company issued a press release on November 14, 2019 announcing the appointment of Ms. Duckett.  The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Exhibit
99.1	NIKE, Inc. Press Release dated November 14, 2019
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIKE, Inc. (Registrant)

Date:	November 14, 2019	By:	/s/ Andrew Campion
Andrew Campion
Executive Vice President and Chief Financial Officer